Exhibit 99.3


INVESTOR CALL
EVERSOURCE
ENERGY

Investor Call

February 22, 2017

EVERSOURCE ENERGY

Safe Harbor

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities, as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted Eversource parent common shares outstanding for the period. Management uses this non-GAAP financial measure to evaluate earnings results, provide details of earnings results by business, and more fully compare and explain our fourth quarter and year-end 2016 and 2015 results. Management believes that this measurement is useful to investors to evaluate the actual and projected financial performance and contribution of Eversource Energy's businesses. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers can identify these forward-looking statements through the use of words or phrases such as "estimate, "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, cyber breaches, acts of war or terrorism, or grid disturbances; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; changes in business conditions, which could include disruptive technology related to Eversource Energy's current or future business model; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; fluctuations in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make Eversource Energy's access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, and Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Agenda



Jim Judge
President & CEO

- Shareholder Value
- Regional Leadership
- 2016 Successes



Lee Olivier
EVP Enterprise Strategy & Business Development

- Northern Pass
- Bay State Wind
- Access Northeast



Phil Lembo
EVP, CFO & Treasurer

- 2016 Performance
- Progress on Major Projects
- Regulatory Update
- Financial Outlook


INVESTOR CALL

Jim Judge

President & Chief Executive Officer

Our Long-Term Focus

Clean Energy

Low-cost clean energy solutions for the region's energy challenges

- Partner with world class energy providers to offer new clean energy options
- Continue to invest in best-in-class efficiency programs

Customers

Improve the customer experience through continually enhanced programs

- More efficient, quicker services
- Enhanced information in customer desired delivery method
- Continued upgrades in our electric distribution system and natural gas infrastructure to maintain top level reliability

Community

Strong partnerships across New England

- Help to build healthier, stronger, economically vibrant communities

Investors

Continue to deliver strong financial performance

- Attractive earnings growth
- Upper tier dividend growth
- Financial strength to achieve long-term growth plan without new equity
- Highest corporate credit ratings in industry

Strong Long-Term Earnings Growth Expected to Continue


6.7% EPS 4-Year Growth Rate
5% - 7% Growth off 2016 Base
$2.28
$2.53
$2.65
$2.81
$2.96
$3.05–
$3.20
2012A*
2013A*
2014A*
2015A*
2016A
2017E
2018E
2019E
2020E

*Excludes merger and integration costs

An Integral Part of Our Total Return is Our Dividend Growth Which Continues to Outperform Peers

Annualized Dividend


$1.10
$1.372
$1.47
$1.57
$1.67
$1.78
$1.90
7.3%
24.7%*
7.1%
6.8%
6.4%
6.6%
6.7%
5% - 7%
2011
2012
2013
2014
2015
2016
2017

** Reflects impact of the merger*

Payout Ratios:	58%	59%	59%	60%

2016 Successes

Executed $2.2B Capital Plan

- Electric and natural gas system investments to improve reliability, connect new customers
  - 10,770 new natural gas heating customers
  - Accelerating replacement of older infrastructure
- New systems to improve productivity, standardize operations



Significant progress in new strategic investment opportunities

- Partnership agreement to develop Bay State Wind
- MA DPU approves construction of 62 MW of solar
- NPT on schedule to receive siting approvals in 2nd half of 2017




INVESTOR CALL

Lee Olivier

EVP Enterprise Energy Strategy & Business Development

EVERSOURCE ENERGY

Transmission – Northern Pass Update

- 1,090 MW of clean energy
- $1.6 billion HVDC line, terminal and AC facilities
- Approximately 192 miles of new transmission using HVDC technology with AC/DC converters in Quebec and NH
- DOE draft Environmental Impact Statement issued 7/21/15
- Revised route announced 8/18/15. Underground section increased from 8 miles to 60 miles
- Application filed with New Hampshire siting regulators on 10/19/15
  - NHSEC voted on 5/19/16 to issue a decision no later than 9/30/17
  - Evidentiary hearings scheduled for 4/4/17 – 7/21/17
- 100-MW PPA between Hydro-Quebec and PSNH filed with NHPUC on 6/28/16
- Expected to provide significant benefits to the region:
  - Billions of dollars in total energy and capacity value through reduced wholesale market prices
  - Annual reduction of approximately 3 million tons of CO_2
  - Economic value through jobs and new tax base
  - Reduces growing dependence on natural gas generation


Des Cantons
Quebec
Vermont
New Hampshire
Maine
Deerfield
Concord
Des Cantons to NH
Underground Northern Pass Route
Overhead Northern Pass Route
Substation
Converter Terminal
Length of Line in Quebec: 75 kilometers
Length of Line in NH: 192 miles

Northern Pass Timeline

October 19, 2015
Northern Pass filed application with New Hampshire Site Evaluation Committee (NHSEC)

April – July 2017
NHSEC hearings scheduled

September 30, 2017
NHSEC approved deadline for issuing decision

Late 2017
DOE permit expected

Early 2018
Construction to begin

Late 2019
Expected in-service date

Key Elements of New Massachusetts Energy Legislation H 4568 – An Act to Promote Energy Diversity

- Signed by Governor Baker on 8/8/16
- Authorizes long-term contracting for 9.45 TWH of annual clean energy generation, including large-scale hydropower
  - First solicitation commencing on or before 4/1/17 with full obligation completed by 12/31/22
- Authorizes long-term contracting for 1,600 MW of off-shore wind
  - First solicitation for at least 400 MW commencing on or before 6/30/17 with full obligation completed by 6/30/27
- Remuneration of up to 2.75 percent allowed for distribution companies to compensate for financial obligation of long-term contracts
- All contracts require DPU approval



Off-Shore Wind Partnership With DONG Energy Announced in December 2016



- DONG Energy is the world leader in off-shore wind development
- 50-50 partnership in Bay State Wind
- Proposed off-shore wind farm 15-25 miles south of Martha's Vineyard
  - 300 square mile ocean area could generate at least 2000 MW of electricity
  - DONG Energy acquired development rights in April 2015
- Expect to bid into mid-2017 MA RFP
- Significant federal and state permitting required
- First power deliveries could commence in early 2020s
- Expected construction period beyond 2017-2020 capex forecast

Status of New England States' Activity on EDCs Contracting for Natural Gas Capacity

Electric Distribution Co. (EDC) Purchase of Natural Gas Pipeline Capacity

CT	Public Act 15-107 enacted 6/22/15. DEEP canceled natural gas capacity RFP on 10/25/16, stating, "DEEP will monitor conditions in the ISO New England market and relevant proceedings of other New England states to determine if conditions warrant reissuance. The process for reissuance of an RFP… could be initiated at any time."
MA	Order of 10/2/15 found the DPU had authority to approve EDC natural gas supply contracts. DPU ruling vacated by Massachusetts Supreme Judicial Court on 8/17/16. Request to withdraw proposed EDC contracts from DPU review approved on 10/7/16.
NH	Staff report released 9/15/15 concluded PUC may approve EDC natural gas supply contracts. PSNH filed Access Northeast contract on 2/18/16. NHPUC concluded on 10/6/16 that it did not have authority under current law to approve such contracts. PSNH, Algonquin Gas Transmission filed appeals of NHPUC decision to New Hampshire Supreme Court on 1/6/17. Court agreed on 2/15/17 to hear the appeal.
ME	PUC launched RFP in late 2014 and Access Northeast participated (2014-00071). On 7/19/16, PUC voted 2-1 to move forward with a contract with Access Northeast, assuming EDCs from other New England states (except Vermont) also participate. Written decision issued in September.
RI	2014 Energy Security Act allows RI EDCs to pursue contracts. National Grid filed contract with Access Northeast on 6/30/16 (Docket 4627). National Grid withdrew contract without prejudice on 1/13/17 due to uncertainty in other states.
VT	Supportive of additional natural gas infrastructure. Level of support and participation to be determined.

New England's Natural Gas Transmission Capacity Dilemma Today

- New England natural gas (and power) market prices are highest in the country
- Marcellus area prices low, as low cost production looks for outlets but pipeline projects lack funding or are delayed, trapping gas just west of New England
- Pipeline capacity from the west (via NY, PA, Ontario): 3 Bcf/day, mostly contracted to LDCs
- New England LDC load on cold winter day: More than 4 Bcf/day and growing
- Off-shore production in Eastern Canada: Down more than 50% from peak and declining


Algonquin Gas Transmission Pipeline
Tennessee Gas Pipeline
Iroquois Gas Transmission System/ TransCanada Pipeline
Portland Natural Gas Transmission System/ Gazoduc Trans Québec & Maritimes Pipeline
Maritimes and Northeast (M&N Pipeline)
LNG Import Facilities
Marcellus Shale Region

Map Source: ISO New England

Generators are precariously left to rely upon any secondary/interruptible capacity (if available) or more likely on imported LNG or dwindling Canadian off-shore supplies to serve their needs - creating price/reliability issues

EVERSOURCE ENERGY

New England Capacity Prices


New England Customer Capacity Prices ($/kW-mo)
Rest of Pool (NH)
Connecticut
NEMA / Boston
SEMA / RI
20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
June 2010-May 2011
June 2011-May 2012
June 2012-May 2013
June 2013-May 2014
June 2014-May 2015
June 2015-May 2016
June 2016-May 2017
June 2017-May 2018
June 2018-May 2019
June 2019-May 2020
June 2020-May 2021

- In FCA7 (6/16 - 5/17) NEMA / Boston cleared at $14.999/kW-mo for new capacity but existing resources will be paid $6.661/kW-mo as shown
- In FCA8 the clearing price was $15/kW-mo for new resources and NEMA / Boston but administratively set to $7.025/kW-mo for all other existing resources
- In FCA9 SEMA/RI had inadequate supply so new resources got $17.728 /kW-mo and existing got $11.08 /kW-mo.


INVESTOR CALL

Phil Lembo

EVP, Chief Financial Officer & Treasurer

2016 vs. 2015 Results

	Q4 2016	Q4 2015	Change	Full Year 2016	Full Year 2015	Change
Electric Transmission	$0.33	$0.25	$0.08	$1.16	$0.96	$0.20
Electric Distribution	$0.26	$0.28	($0.02)	$1.46	$1.59	($0.13)
Natural Gas Distribution	$0.08	$0.05	$0.03	$0.24	$0.23	$0.01
Parent & Other	$0.05	($0.01)	$0.06	$0.10	($0.02)	$0.12
Reported EPS (GAAP)	$0.72	$0.57	$0.15	$2.96	$2.76	$0.20

EVERSOURCE ENERGY

Progress on Major Transmission Reliability Projects

Greater Boston Reliability Solutions

- 28 projects including seven new transmission lines, new substations and substation expansion projects
- 5 projects have been placed in service
- 12 projects under construction
- 5 projects in MADPU siting process, expect 2017 approval; 1 project pending filing
- Projected completion: 2019
- Total projected investment: $560 million
Investment through December 31: $134 million



Greater Hartford Central Connecticut (GHCC)

- 27 projects for Greater Hartford, Manchester, Southington, Middletown and NW CT
- First ten of 27 projects now in service
- Nine projects under construction, four in siting with approvals expected by Q1 2017 and four in pre-siting
- Projected completion: 2018
- Total projected investment: $350 million
- Investment through December 31: $117.2 million

Merrimack Valley Reliability Project (MVRP)

- Joint project with National Grid related to Greater Boston
- Overhead 345-kV, 24.5 mile transmission line between Londonderry, NH and Tewksbury, MA
- Received Siting Committee (NHSEC) Approval October 2016. Began construction in October
- Projected completion: 2017
- Total projected ES investment: $37 million
- Investment through December 31: $10.4 million

Seacoast Reliability Project

- New 13-mile project between Portsmouth and Madbury
- Expected NHSEC approval June 2017
- Projected completion: 2018
- Total projected investment: $77 million
- Investment through December 31: $13 million

Key Elements of MA Electric Rate Cases

- **Two applications in one case**
  - NSTAR Electric proposed increase: $60 million
  - WMECO proposed increase: $36 million
  - Proposed ROE: 10.5%
  - Proposed common equity in capital structure: ~53.3% - reflects actual 6/30/16 test year
- **Filed 1/17/17**
  - Decision expected in late 2017
  - New rates to be effective 1/1/18
- **Performance-based rate-making proposal**
  - Inflation adjusted with productivity offset
  - $400 million of new capital initiatives with no trackers
- **Full revenue decoupling at NSTAR Electric (already exists at WMECO)**
- **Two companies to be combined legally 1/1/18, but will retain separate rate schedules**

Proposed Tax Reform

- ***ES is committed to engage in policy discussions to help achieve customer benefits, while protecting shareholder interests***

TAX POLICY OBJECTIVES

- Maintain existing tax benefits that provide for lower customer rates
  - Retain interest expense deduction
  - Retain deductions for property and state income taxes
- Ensure appropriate transition
  - Maintain normalization of ADIT balances

POTENTIAL IMPACTS

CUSTOMERS

- Benefits
  - Lower revenue requirements at a lower tax rate
  - $2.7 billion of ADIT that we expect would return to customers over time at a 20% tax rate
  - Retention of interest cost, property and state income tax deductions that reduce rates by approximately $70 million annually at a 20% tax rate

INVESTORS

- Neutral or no real impacts
  - Low amount of interest on parent company debt
  - Few unused credits and carryforwards at end of 2016
  - Lower ADIT balances would raise rate base

Multiple Complaints Pending at FERC Regarding New England Transmission ROE

FERC ROE COMPLAINTS

- First complaint decided in 2014; resulted in base ROE of 10.57% and project cap of 11.74%
  - Appeal pending in DC Circuit Court—Oral arguments held 12/6/16
- ALJ's recommended decision issued in March 2016 on the second and third complaints:
  - Second complaint: Base ROE = 9.59%; Cap = 10.42%
  - Third complaint: Base ROE = 10.90%; Cap = 12.19%
  - Commission order expected this year
- Fourth complaint filed in April
  - Hearings to begin 8/2/17
  - Initial decision due 11/15/17

Recent State Regulatory Developments

Massachusetts Solar Filing

- 62 MW proposal approved by DPU on 12/29/16
  - 35 MW for NSTAR Electric
  - 27 MW for WMECO
- Estimated cost of $200 million
- Facilities must be complete by 12/31/17

New Hampshire Generation Divestiture

- Settlement approved by NHPUC on 7/1/16
- J.P. Morgan hired by NHPUC as auction adviser
- PSNH to recover generation investment through sale of plants, securitization
- Conditions for sale of plants include honoring collective bargaining agreements, property tax stabilization payments, and keeping plants in service for at least 18 months after sale
- Process expected to be complete prior to the end of 2017

Projected Capital Expenditures*


$9.6 Billion 2017-2020
$ in Millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,937
$101
$1,029
$807
$2,209
$138
$1,174
$897
$2,712
$144
$1,584
$984
$2,771
$91
$1,266
$1,414
$2,566
$85
$1,276
$1,205
$1,591
$80
$1,228
$283
2015A
2016A
2017E
2018E
2019E
2020E
Transmission
Distribution and MA Solar
Other, Primarily IT

Excludes Access Northeast and Bay State Wind

Projected Capital Investment in Natural Gas Distribution Segment



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$ in Millions
$213
$133
$80
$271
$164
$107
$364
$207
$157
$382
$210
$172
$394
$213
$181
$326
$187
$139
2015 Actuals
2016 Actuals
2017 Plan
2018 Plan
2019 Plan
2020 Plan
Tracked
Non Tracked

Rate Base by Business – Current and Future


Higher Earning Transmission Segment
Becoming a Growing Share of Rate Base
$15.7 Billion
5%
9%
50%
36%
$19.7 Billion*
11%
47%
42%
$2.6 Billion Increase in Transmission Rate Base
Note: Rate base excludes Investments: (e.g. Bay State Wind, ANE, etc.)
Estimated 2016 Year-End Rate Base
Projected 2020 Rate Base
Electric Transmission
Electric Distribution & MA Solar
Gas Distribution
PSNH Generation

*Assumes divestiture of New Hampshire generation

EVERSOURCE ENERGY

We Meet and Frequently Exceed Our Commitments to Our Investors

Our Commitments:	Results Delivered:	
1. Exceed industry EPS and dividend growth	Four-year average EPS and dividend growth of 6.8% and 7.8%, respectively through 2016	✓
2. Reduce spending – Target 3-4%/yr.	Four-year average O&M reduction 4%-5%/yr. through 2016	✓
3. Maintain strong financial condition	"A" credit rating with "positive" outlook is the best in industry	✓
4. Deliver top-tier service quality and reliability	Reliability and safety metrics significantly improved since 2012	✓
5. Continue to grow and leverage our transmission and gas businesses	Transmission portfolio continues to grow; progress on major projects; gas investment accelerating	✓
6. Advancing energy policy in the region	NPT, Bay State Wind address fuel diversity, carbon reduction needs; Access Northeast addresses needed regional natural gas infrastructure	✓

APPENDIX

EVERSOURCE ENERGY

$3.9 Billion of Transmission CapEx Forecast from 2017-2020



Actual
$897M
Forecast
$3.9 Billion
In Millions
$1,200
$1,000
$800
$600
$400
$200
$0
2016
2017E
2018E
2019E
2020E
Other concepts under development
Northern Pass HVDC Line to Canada. NPT CapEx to be primarily in 2018 and 2019 due to NHSEC scheduling order
Greater Hartford Central Connecticut Projects $181M
Greenwich / SWCT Reliability $122M
NH 10-Yr Study Reliability $72M
New Substations and Associated Lines in Boston Area $237M
Pittsfield Greenfield Area Solution $72M
Greater Boston Projects $439M
$1.25B of other forecasted reliability projects

EVERSOURCE ENERGY

Projected Distribution/Generation Capital Expenditures


$ in Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,029
$783
$33
$213
$1,174
$886
$17
$271
$1,584
$1,220
$364
$1,266
$884
$382
$1,276
$882
$394
$1,228
$902
$326
2015A
2016A
2017E
2018E
2019E
2020E
Natural Gas Distribution
PSNH Generation
Electric Distribution & MA Solar

EVERSOURCE ENERGY

Projected Transmission Capital Expenditures


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$ in Millions
$807
$38
$116
$162
$238
$253
$897
$41
$99
$119
$300
$338
$984
$31
$105
$135
$313
$400
$1,414
$679
$50
$89
$297
$299
$1,205
$798
$33
$21
$174
$179
$283
Other concepts under development
$10
$52
$94
$127
2015A
2016A
2017E
2018E
2019E
2020E
CL&P
NSTAR Electric
PSNH
WMECO
NPT

EVERSOURCE ENERGY

Transmission Rate Base Growth Projections

Electric transmission accounts for more than 50% of EPS growth through 2020


2016 - 2020
9.8% CAGR
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$ in Millions
$5,190
$128
$612
$656
$1,387
$2,404
$5,668
$177
$698
$722
$1,549
$2,522
$6,046
$208
$769
$796
$1,613
$2,660
$7,186
$887
$850
$801
$1,792
$2,856
$8,305
$1,685
$834
$822
$2,100
$2,864
$8,234
$1,627
$844
$796
$2,094
$2,873
2015A
2016E
2017E
2018E
2019E
2020E
CL&P
NSTAR Electric
WMECO
PSNH
NPT

EVERSOURCE ENERGY

Progress on Major Massachusetts Transmission Reliability Projects

Pittsfield Greenfield Area Solution (PGA)

- **PGA I Projects**
  - 12 projects in western Massachusetts
  - 9 projects are complete, remaining 3 will be completed in June 2017
- **PGA II Projects**
  - 7 additional projects in western Massachusetts
  - New Atwater Switchyard will require MA DPU approval
  - Projected completion: 2019
- **Total projected investment: $113M PGA I & $69M PGA II**


PGA
WS GIS
Greater Boston
NEW HAMPSHIRE
MAINE
Connecticut
MASSACHUSETTS
Pittsfield
Fitchburg
Haverhill
Gloucester
Salem
Lynn
Cambridge
BOSTON
Holyoke
Springfield
HILLS
Brockton
Attleboro
Plymouth
Taunton
Provincetown
Cape Cod Bay
CONNECTICUT
RHODE ISLAND
Fall River
Hyannis
New Bedford
North Atlantic Ocean

West Springfield GIS (WS GIS)

- Major substation rebuild project
- Civil construction commenced June 2015
- GIS equipment installed and energized.
- Existing transmission lines being transferred to new GIS substation
- Projected completion: 2017
- Total projected investment: $54 million

Greater Boston Reliability Solution

- 28 projects including seven new transmission lines, new substations and substation expansion projects
- Six of seven siting applications filed to date and one approved by NHSEC
- ISO-NE I.3.9 received in Q1 2016
- Projected completion: 2019
- Total projected investment: $560 million

EVERSOURCE ENERGY

Progress on Major Connecticut Transmission Reliability Projects


GHCC
SWCT
Greenwich
MASSACHUSETTS
NEW YORK
RHODE ISLAND
CONNECTICUT
Torrington
HARTFORD
New Britain
Bristol
Vernon
Manchester
Wethersfield
Meriden
Middletown
Norwich
Wallingford
Danbury
Shelton
Trumbull
Bridgeport
New Haven
Old Saybrook
New London
Groton
Stamford
North Atlantic Ocean

Greater Hartford Central Connecticut (GHCC)

- 27 projects in five geographic subareas - Greater Hartford, Manchester, Southington, Middletown and Northwest Connecticut
- 10 projects completed and in-service, 9 under construction, 4 in siting and 4 in pre-siting
- Projected completion: 2018
- Total projected investment: $350 million

Southwest Connecticut Reliability Project (SWCT)

- 22 projects in four geographic subareas in southwest Connecticut (2 of 22 in review with ISO-NE)
- 5 projects completed, 12 projects in construction, 2 projects in siting and 1 in pre-siting/engineering
- Projected completion: 2018
- Total projected investment: $115-$150 million

Greenwich Substation Project

- New Gas Insulated Substation (GIS) and 2.3 mile underground 115-kV line
- Original project proposal rejected by CSC 5/2016
- Siting motion for reconsideration to be filed 2Q of 2017
- Projected completion: 2019
- Total projected Transmission investment: $60-$90 million

Progress on Major New Hampshire Transmission Reliability Projects

Seacoast Reliability Project (SRP)

- New 12.9 mi 115-kV line that is built overhead, underground and undersea (Little Bay)
- Siting application filed with the NH Siting Evaluation Committee (SEC) April 2016
- Siting Approval expected end of 2Q 2017
- Projected completion: 2018
- Total projected investment: $77 million

Merrimack Reliability Project (MVRP)

- Related to Greater Boston Solutions
- New 18 mi overhead 115-kV line in NH (10 mi Eversource and 8 mi National Grid)
- Siting approval obtained October 2016
- Projected completion: December 2017
- Eversource section to cost approximately $37 million


SCRP
MVRP
Substations
New Hampshire
CANADA
QUEBEC
VERMONT
MAINE
MASSACHUSETTS

New Substation Projects

- Several new substations throughout NH
  - Peaslee Switching Station (Kingston, NH - 5/16 ISD)
  - North Keene Substation (Keene, NH -10/16 ISD)
  - Rimmon Substation (Manchester, NH – 12/16 ISD)
  - Eagle 345kV Substation (Merrimack, NH – 12/16 ISD)
  - Curtisville Substation (Concord, NH – 6/17 ISD)
- Projected completion: June 2017
- Total Transmission investment: ~$117M

Natural Gas Expansion Opportunities Still Strong

Actual Heating Customer Additions


12,000
10,000
8,000
6,000
4,000
2,000
0
5,575
6,628
8,871
10,356
10,625
11,415
10,770
2010
2011
2012
2013
2014
2015
2016

2017 Maturities Provide Opportunities for Refinancing Savings

Size (in millions)	Issuer	Maturity Date	Coupon	Rating(A)
$400	NSTAR Electric	11/15	5.625%	A2/A/A+
$150	CL&P	03/01	5.375%	A2/A+/A+
$100	CL&P	09/01	5.75%	A2/A+/A+
$70	PSNH	09/01	6.15%	A1/A+/A+
$25	NSTAR Gas	09/30	7.04%	A+/A+

(A) All issuer securities ratings are for senior secured debt with exception of NSTAR Electric which is senior unsecured debt.